Exhibit 10.1
***CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED AS [****]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
EXECUTION COPY
AGREEMENT
     This Agreement is entered into as of January 1, 2007 by and between Williams Advanced Materials, Inc., a corporation organized under the laws of the State of New York with its principal place of business at 2978 Main Street, Buffalo, New York 14214 (“WAM”) and Komag, Incorporated, a corporation organized under the laws of Delaware with its principal place of business at 1710 Automation Parkway, San Jose, CA 95131 and, its wholly-owned subsidiary, Komag USA (Malaysia), Sdn., a corporation organized under the laws of Malaysia with its principal place of business at Bayan Lepas Free Industrial Zone, Phase III, 11900 Penang (together “Purchaser”). WAM and Purchaser may be referred to herein individually as “Party” or collectively as “Parties”.
     The Parties agree as follows:
1. Background
     This Agreement consists of terms and conditions as set forth below and all Exhibits hereto.
     WAM has recognized capabilities in the manufacture and refining of the products specified in Exhibits A.1 and A.2 hereto (the “Products”). WAM desires to offer the Products to Purchaser for sale, and Purchaser desires to purchase the Products from WAM.
     [****]
2. Period of Performance
     The term of this Agreement shall commence as of the date set forth above and shall continue until [****] unless sooner terminated in accordance with this Agreement.
3. Forecast

     Purchaser will provide to WAM a [****] forecast for the Products [****] by February 2, 2007 (the “Forecast”), which will be incorporated in this Agreement as Exhibit B. The Forecast is a legally binding commitment of Purchaser to purchase the Products and/or specified quantities of Ru in accordance with the terms hereof. The Forecast contains Purchaser’s estimates of new quantities of Ru necessary for the Products (“Virgin Ru”). [****]
a.	WAM is under no obligation to supply Ru material to Purchaser which is not contained in the Forecast.

b.	[****].

c.	[****].
4. Pricing
     Purchaser shall pay WAM for the Products as set forth in Exhibit C hereto. The fabrication prices, as set forth on Exhibit C, shall not be subject to change for the term of the Agreement. Pricing on Exhibit C is guaranteed only for the quantities specified in Exhibit B (see note on Exhibit B).
     Payment terms are [****] for Ru metal from date of shipment of fabricated Product(s) and [****] for fabrication charges.
     Pricing of Ru metal is determined by the metal pricing [****], or other cost basis established with another qualified supplier from whom the Ru metal has been purchased; provided, however, that WAM shall use its best efforts to obtain a price for Ru that is equal to or lower than the price provided by [****] in the event that it elects to acquire Ru from another qualified supplier. However, the Parties hereto recognize that, despite using its best efforts as required herein, the price obtained from the qualified supplier by WAM may be greater than the price provided by [****].
5. Availability, Delivery and Flexibility
     Subject to the terms of this Agreement, WAM shall be obligated to supply the Products to Purchaser in the monthly quantities stipulated in Exhibit B. Further to Purchaser’s minimum purchase levels set forth in Exhibit B, Purchaser shall be obligated to accept each shipment per Purchaser’s Purchase Order delivery schedule, provided, however, the volumes in the purchase orders in each month must be for the minimum levels set forth in Exhibit B.

6A Shipment, Risk of Loss and Title
     Title and risk of loss or damage for all Products shall pass to Purchaser upon [****]. WAM shall make all arrangements for shipment with a carrier specified by the Purchaser. [****] shall be responsible for all shipping charges and insurance.
6. Product Refining
     The costs and procedures with regard to the refining of Products are set forth on Exhibit D hereto.
7. Limited Warranty
     For a period of one year from the date of delivery of the Products (the “Warranty Period”), WAM represents and warrants that each Product is (i) free from defects in materials or workmanship and (ii) conforms to the specifications. WAM will, at its option, replace, or furnish credit for fabrication charges and returned Ru weight, less refining charges, if any, for any Product purchased by Komag from WAM which, as determined by the parties, fails to meet the foregoing warranties. THIS WARRANTY IS IN LIEU OF ALL OTHER WARRANTIES, EXPRESS, IMPLIED OR STATUTORY INCLUDING THE WARRANTY OF MERCHANTABILITY AND THE WARRANTY OF FITNESS OR OF SUITABILITY FOR A PARTICULAR PURPOSE, AND OF ALL OTHER OBLIGATIONS OR LIABILITIES ON WAM’S PART, AND IT NEITHER ASSUMES NOR AUTHORIZES ANY OTHER PERSON TO ASSUME FOR WAM ANY OTHER LIABILITIES IN CONNECTION WITH THE SALE OF THE PRODUCTS. This provision states Komag’s exclusive and sole remedy for breach of warranty and the entire extent of WAM’s liability for defective Products. WAM is not obligated to replace Products under this warranty: (a) when the damage to the Products resulted from improper use; or (b) if personnel other than WAM’s representatives, without WAM’s prior written permission, modify the Products in any way.

8. Limitation of Liability
     TO THE EXTENT PERMITTED BY APPLICABLE LAW AND NOTWITHSTANDING ANYTHING IN THIS AGREEMENT TO THE CONTRARY, NEITHER PARTY SHALL BE LIABLE FOR ANY SPECIAL, INDIRECT, INCIDENTAL, ECONOMIC OR CONSEQUENTIAL DAMAGES OF ANY KIND, OR FOR ANY DAMAGES RESULTING FROM LOSS OR INTERRUPTION OF BUSINESS OR LOST PROFITS, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE SUBJECT MATTER HEREOF, HOWEVER CAUSED, EVEN IF SUCH PARTY WAS ADVISED OR SHOULD HAVE KNOWN OF THE POSSIBILITY OF SUCH LOSS OR DAMAGE.
9. Confidential Information
     Both WAM and Purchaser shall maintain as confidential and shall not disclose to any person outside their employ, for use for purposes other than performance of this Agreement, any specifications, drawings, data, business and financial information, or other Confidential Information which either Party learns by virtue of this Agreement, except as required by law and after written notice to the other Party. If requested, upon termination of this Agreement, each Party shall promptly return to the other Party all confidential information, including working copies thereof, in its possession and belonging to the other Party. Notwithstanding the foregoing, each party may disclose the terms and conditions of this Agreement: (i) as required by any court or other governmental body; (ii) as otherwise required by law (including, without limitation, any rule, regulation or policy statement of any national securities exchange, market or automated quotation system on which any of the receiving party’s securities are listed or quoted); (iii) to legal counsel of the parties; (iv) in connection with the requirements of a public offering, secondary offering, debt offering, or securities filing of the parties, or otherwise as obligated by law; (v) in confidence, to accountants, banks, and financing sources and their advisors; or (vi) in confidence, in connection with the enforcement of this Agreement or rights under this Agreement. In the event of (i), (ii), (iv) or (vi), each party agrees to redact terms that are not necessary or required by the disclosure.
     For purposes of this Agreement, “Confidential Information” means, in addition to what is set forth above any and all information which either Party designates as confidential at the time of disclosure except: (i) information in the public domain; (ii) information possessed by either Party prior to disclosure by the other Party, or developed independently, without reference to the disclosed information; (iii) information furnished to others without restrictions similar to those imposed herein on the right of WAM or Purchaser to use or disclose it, and (iv) information which becomes rightfully known to either Party, without confidential restriction, from a source other than WAM or Purchaser. The undertakings of this paragraph shall survive any expiration or termination of this Agreement.
     THIS AGREEMENT AND ALL EXHIBITS ARE UNDERSTOOD TO BE CONFIDENTIAL INFORMATION NOT TO BE DISCLOSED OR USED BY WAM OR PURCHASER EXCEPT AS PROVIDED HEREIN.
10. Force Majeure
     Neither Party shall be liable for failure to perform any of its obligations under this Agreement during any period in which such Party cannot perform due to fire, flood, earthquake, or other natural disaster, war, embargo, riot, labor dispute, interruption in the supply of raw materials for reasons beyond the control of WAM, or the intervention of any government authority, or any other reason beyond the reasonable control of such Party (each a “Force Majeure Event”), provided that the Party so delayed notifies the other Party of such delay. If WAM’s or Purchaser’s performance is delayed on account of any Force Majeure Event for [****], the performing Party may terminate this Agreement by giving the other Party notice, which termination shall become effective upon receipt of such written notice. In no event, shall exercise of this clause alleviate Purchaser of payment of any funds owed to WAM for Product already shipped to Purchaser.
11. Termination
     In addition to any rights or remedies available at law or in equity, either Party may terminate this Agreement upon the occurrence of any one of the following:
     In the event of a breach of a material obligation by either Party in the performance of their obligations hereunder, the Party alleging the breach shall give written notice specifying the nature and extent of the breach to the other Party and such Party shall have [****] thereafter to cure the breach or have an agreed to corrective action plan in place. If the breach is not cured within the [****] period, termination shall become effective on the [****] following the written notice.
     In the event of proceedings in bankruptcy or insolvency invoked by or against either Party, or in the event of the appointment of an assignee for the benefit of creditors or a receiver, the other party may elect to immediately terminate this Agreement by providing written notice of its election to terminate.

     Termination by WAM for cause will not terminate any obligation Purchaser may have to take and pay for any previously forecasted Product hereunder.
12. Notices
     Except as otherwise provided herein, all notices hereunder will be deemed given if (a) in writing and delivered personally; or (b) sent by facsimile transmission that is confirmed by return facsimile or e-mail; to the parties at the following addresses (or at such other addresses as will be specified by like notice):

(i)	if to WAM, to:
Williams Advanced Materials, Inc.
2978 Main Street
Buffalo, NY 14214
Attention: General Counsel
Fax No.: (716) 835-0130
With a copy to:
Williams Advanced Materials
Thin Film Products Division
42 Mt. Ebo Road South
Brewster, NY 10509
Attention: Matthew Willson, VP and General Manager

(ii)	if to Komag to:
Komag USA (Malaysia) Sdn.
Bayan Lepas Free Trade Zone
Phase III
11900 Penang
Malaysia
FX: 011-604-643-9881
Attention: Kheng Huat Oung, Vice President, GM, Media Operations

With a copy to:
Komag, Incorporated
1710 Automation Parkway
San Jose, California 95131 Attention: Chief Financial Officer
Fax No.: (408) 944-9234

and

Wilson Sonsini Goodrich & Rosati, P.C.
650 Page Mill Road
Palo Alto, California 94304
Attention: Page Mailliard, Esq. Fax No.: (650) 493-6811
Any notice given by mail will be effective when received. Any notice given by electronic mail or facsimile transmission will be effective when the appropriate electronic mail or facsimile transmission acknowledgment is received.
13. Assignment
     Except as set forth in this Section 13, neither this Agreement, nor any of the rights or obligations hereunder, may be assigned, transferred, subcontracted or delegated by a party hereto to any third party (other than a parent or subsidiary under common control with the assigning party), including without limitation, by operation of law or pursuant to a Change of Control (as defined below). Notwithstanding the foregoing, (a) Purchaser may assign this Agreement, and the rights and obligations hereunder, without the prior consent of WAM, in connection with a Change of Control and (b) WAM may assign this Agreement, and the rights and obligations hereunder, without the prior consent of Purchaser, to a third party in connection with a Change of Control; so long as WAM assigns all obligations under this Agreement to any party that succeeds to all or substantially all of WAM’s business. For purposes of this Section 13, “Change of Control” shall mean (i) any sale, lease, exchange or other transfer (in one transaction or series of transactions) of all, or substantially all, of the assets of such party, (ii) any consolidation or merger or other combination of a party in which such party is not the continuing or surviving corporation or pursuant to which shares of such party’s common stock would be converted into cash, securities or other property (other than a merger of such party in which the holders of such party’s common stock immediately prior to the merger hold at least a majority of the outstanding securities of the combined entity), or (iii) any transaction (or series of related transactions) pursuant to which any person (as defined in Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 35% or more of such party’s outstanding common stock. Any purported assignment of this Agreement or the rights or obligations of a party under this Agreement in violation of this Section 13 shall be null, void and of no further force or effect. Notwithstanding the foregoing, in the event of an assignment of this Agreement in connection with a Change of Control of Purchaser by a third party [****], no consent by WAM to such assignment shall be required, but WAM may require the assignee to acknowledge in writing its acceptance of revised and accelerated payment terms under Section 4 of this Agreement following such Change of Control.
14. Rights and Remedies
     All rights and remedies conferred by this Agreement or by law are cumulative and may be exercised singly or concurrently. If any provision of this Agreement is held invalid by any law or regulation of any government or by any court, such invalidity shall not effect the enforceability of any other provisions hereof.
15. Applicable Law
     This Agreement shall be governed by and construed under the laws of the State of New York without regard to its conflicts of law provisions. The exclusive jurisdiction for the resolution of any dispute arising out of this Agreement by mediation, arbitration or suit shall be in New York, New York.
16. Disputes
     The parties agree that any material dispute between the parties relating to this Agreement shall be handled as follows:
16.1 First, the parties will submit the dispute to a panel of two senior executives (Vice-President or more senior) of each party. Either party may initiate this proceeding by notifying the other party in writing pursuant to the notice provisions of Section 12. Within five (5) Days from the date of receipt of the notice, the parties’ executives shall confer (via telephone or in person) in an effort to resolve such dispute (the “First Executive Conference”). The decision of the executives shall be final and binding on the parties. In the event that the executives are unable to resolve such dispute within twenty (20) Days after the First Executive Conference, then the parties shall follow the procedures set forth in Sections 16.2 and 16.3 below. Each party’s executives shall be identified by notice to the other party and may be changed at any time thereafter also by notice to the other party.
16.2 In the event that the First Executive Conference does not resolve the dispute, the parties shall submit the dispute to JAMS, or any other mutually selected mediator (the “Mediator”) for non-binding mediation. The parties will cooperate with the Mediator and with one another in selecting the Mediator (in the case of JAMS, in selecting an individual to mediate from

JAM’s panel of neutrals), and in promptly scheduling the mediation proceedings. The parties covenant that they will participate in the mediation in good faith, and that they will share equally in its costs. All offers, promises, conduct and statements, whether oral or written, made in the course of the mediation by any of the parties, their agents, employees, experts and attorneys, and by the Mediator, are confidential, privileged and inadmissible for any purpose, including impeachment, in any arbitration or other proceeding involving the parties, provided that evidence that is otherwise admissible or discoverable shall not be rendered inadmissible or non-discoverable as a result of its use in the mediation. If the dispute is not resolved within thirty (30) Days from the date of the submission of the dispute to mediation (or such later date as the parties may mutually agree in writing), the dispute shall be submitted to arbitration in accordance with Section 16.3 below. The mediation may continue, if the parties so agree, after the appointment of the arbitrators. Unless otherwise agreed by the parties, the Mediator shall be disqualified from serving as arbitrator in the case. The pendency of a mediation shall not preclude a party from seeking provisional remedies in aid of the arbitration from a court of appropriate jurisdiction, and the parties agree not to defend against any application for provisional relief on the ground that a mediation is pending.
16.3 In the event the parties do not settle the dispute through mediation, the parties will submit the matter(s) to binding arbitration in New York, New York, in accordance with the Commercial Arbitration Rules of the AAA. Each party shall appoint one arbitrator, and the two arbitrators thus appointed will appoint a third arbitrator. The parties shall instruct the arbitrators to make a determination within thirty (30) Days after submission of the dispute to arbitration. Each party shall bear its own arbitration costs and expenses; provided, however, that the arbitrators may modify the allocation of fees, costs and expenses in the award in those cases where fairness dictates other than each party bearing its own fees, costs and expenses. The award shall be final and binding on the parties, and judgment on the award may be entered in and enforced by any court of competent jurisdiction.
17. General
     This Agreement is the complete and entire understanding between the Parties on the subject matter contained herein and supersedes all prior agreements, proposals,

representations, statements, or understandings whether written or oral on this subject between them. The provisions of this Agreement may be amended or waived only by a writing executed by the authorized representatives of the Parties hereto.
     In the event that either Party to this Agreement shall, on any occasion, fail to perform any provision of this Agreement, and the other Party does not enforce that provision, the failure to enforce shall not prevent enforcement of the provision on any other occasion.
     Each Party, including its agents, and employees, is an independent contractor and not an agent or employee of the other. Without limiting the generality of the foregoing, neither Party is authorized to represent or make any commitments on behalf of the other, and both Parties expressly disclaim any liability therefore.
     The headings contained herein are for reference purposes only and shall not in any way effect the meaning or interpretation of this Agreement. This Agreement shall be construed without regard to the identity of the Party who drafted it, and each and every provision of this Agreement shall be construed as though all of the Parties participated equally in the drafting.
     IN WITNESS WHEREOF, the authorized representatives of the Parties represent that they have read this Agreement, understand it and agree to be bound by it without exception by executing it below:

WILLIAMS ADVANCED MATERIALS, INC.

Signature By	/s/ Richard W. Sager
Printed Name	Richard W. Sager
Title	President
Date	2/6/07

KOMAG, INCORPORATED

Signature By	/s/ Tim Harris
Printed Name	Tim Harris
Title	CEO

Date	2/5/07

KOMAG USA (MALAYSIA), SDN

Signature By	/s/ Tim Harris
Printed Name	Tim Harris
Title	Director
Date	2/5/07

Exhibit A.1 (Komag) Rev 1
Williams Ruthenium Announcement – 06/06/06
As a leader in the Ruthenium sputtering target market, Williams Advanced Materials Thin Film Products, has officially standardized impurity reporting. Effective immediately, target purity [****] shall be based on [****] will also be reported. [****] will be guaranteed at less than [****]. [****] will only be reported. Williams Advanced Materials Thin Film Products remains poised to satisfy the Ru demand of the data storage industry in a very dynamic market. Elemental impurity limits as follows:
[****]

Exhibit A.2 (Komag) Rev 1
Williams Ruthenium Announcement – 06/06/06
[****]

EXHIBIT B

	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec
Purchased Ounces Ru Powder	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
NOTE: [****]

EXHIBIT C

Input Weight
Customer	System	Size	FAB	(oz)
Komag	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]
Total price equals Fabrication Charge plus Ru metal.
Ru metal price equals WAM’s cost on [****] WAM.
Target quantities are subject to design and product mix changes by the written agreement of both WAM and Komag.
(notwithstanding the minimum monthly Ru requirements specified in Exhibit B)
Refer to Agreement Paragraph 4 for Payment Terms.
Prices are only firm for allocated quantities in Exhibit “B”. If any additional targets become available, it is likely pricing premium(s) will apply, increasing the total price per target above those stipulated in the Agreement. It is impossible to quantify an estimate of these premiums at this time.

Exhibit D (Komag) Rev 3
Product Refining
•	Purchaser agrees to use WAM as its exclusive recycler/refiner for WAM manufactured Ru targets only and other Ru scrap material for the term of this Agreement.

•	The Parties agree that the recycling/refining of spent Ru targets is critical to the supply of new Ru targets and without the timely return of all targets to be shipped by Purchaser, that WAM’s ability to supply will be negatively impacted; therefore, all Products sold to Purchaser shall be returned to WAM for refining on a [****] basis.

•	Refining Terms for [****]:

- [****].

- [****]

- Settlement lead time shall be within [****] business days.

•	[****] is responsible for all shipping charges/insurance of spent Product shipments to WAM. . Shipping Terms will be FCA Buffalo, NY USA.

•	Purchaser has the following settlement options for reclaimed RU.

- [****].

- [****].

- [****].